                                                                   EXHIBIT 10.24


                             SALON INTERNET, INC.

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT


     THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of April 14, 1999, between SALON INTERNET, INC., a California corporation (the "Company"), and the purchasers listed on the Schedule of Purchasers attached hereto as Exhibit A ("Purchasers"). The parties hereby agree as
                   ---------
follows:

     1.   Authorization and Sale of the Preferred Shares.
          ----------------------------------------------

          1.1  Authorization; Filing of Amended and Restated Certificate of
               ------------------------------------------------------------
Incorporation.  The Company has authorized the issuance and sale pursuant to the
-------------
terms and conditions hereof of up to 5,935,576 shares of its Series C Preferred Stock, (the "Series C Shares"), having the rights, preferences and privileges as set forth in the form of the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), attached hereto as Exhibit B.
                                                                    ---------
The Company shall adopt and file the Articles of Incorporation with the Secretary of State of the State of California. The Articles of Incorporation shall be in effect before the Closing (as defined below).

          1.2  Sale and Issuance of the Series C Shares.  Subject to the terms
               ----------------------------------------
and conditions hereof, at the Closing the Company will issue and sell to Purchasers and Purchasers will purchase from the Company an aggregate of 5,935,576 Series C Shares at a purchase price equal to $1.94 per Series C Share.

     2.   Closing Date; Delivery.
          ----------------------

          2.1  Closing Date.  The closing of the sale of the Series C Shares
               ------------
hereunder (the "Closing") shall be held at the offices of Gray Cary Ware & Freidenrich LLP ("Gray Cary"), 400 Hamilton Avenue, Palo Alto, California at 10:00 a.m. on April 14, 1999, or at such other time and place as the Company and a majority in interest of the Purchasers mutually agree upon (such date is hereinafter referred to as the "Closing Date"); provided, however, the Company shall provide to the Purchasers two business days prior to the Closing Date wire transfer instructions for the Company.

          2.2  Delivery.  Subject to the terms of this Agreement, at the
               --------
Closing, the Company will deliver to each Purchaser a certificate or certificates representing the number of Series C Shares designated in the Schedule of Purchasers to be issued to such Purchaser, against payment of the purchase price therefor by delivery of a check or wire transfer, payable to the Company.

     3.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Purchasers that except as set forth on the Schedule of Exceptions attached hereto as Exhibit C:
                                          ---------

          3.1  Organization and Standing.  The Company and its subsidiary, The
               -------------------------
Well, LLC (the "Subsidiary"), are each a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company and its Subsidiary qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify individually or in the aggregate would not cause a Material Adverse Effect. In this Agreement, the term "Material Adverse Effect" shall mean a material adverse change in the business, prospects, conditions, affairs or operations of the Company and its Subsidiary taken as a whole or in any of their properties or assets. In Sections 3.7 through 3.10, 3.13 through 3.15, 3.17, 3.18 and 3.24 through 3.27, the term "Company" shall refer to both the Company and the Subsidiary, except that any representations therein qualified to the knowledge of the Company shall be qualified to the knowledge of the Company alone.

          3.2  Corporate Power.  The Company has all requisite corporate power
               ---------------
necessary for the authorization, execution and delivery of this Agreement, the Third Amended and Restated Rights Agreement in the form attached hereto as Exhibit D (the "Rights Agreement") and the Second Amended and Restated Voting
---------
Agreement in the form attached hereto as Exhibit E (the "Voting Agreement").
                                         ---------
This Agreement, the Rights Agreement and the Voting Agreement are valid and binding obligations of the Company enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          3.3  Subsidiaries.  Except for the Subsidiary, the Company does not
               ------------
control, directly or indirectly, any other corporation, partnership, joint venture, limited liability company, association or business entity or other similar entity. The Company owns all of the outstanding securities of the Subsidiary.

          3.4  Capitalization.  The authorized capital stock of the Company is
               --------------
25,000,000 shares of Common Stock and 16,217,500 shares of Preferred Stock, of which 5,017,500 have been designated Series A Preferred Stock, 2,200,000 have been designated Series B Preferred Stock, and 9,000,000 have been designated Series C Preferred Stock. There are issued and outstanding 894,998 shares of the Company's Common Stock, 5,000,000 shares of Series A Preferred Stock, 1,898,733 shares of Series B Preferred Stock, 2,731,960 shares of Series C Preferred Stock. The holders of record of the presently issued and outstanding Common Stock, options to purchase Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock immediately prior to the Closing are as set forth on Exhibit F ("Shareholder and Optionholder List"). As of the
                    ---------
date hereof each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is convertible into one (1) share of Common Stock. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The holders of any and all rights, options, warrants or conversion rights to purchase or acquire from the Company or, to the knowledge of the Company, from any other Person any of the Company's capital stock, along with the number of shares of capital stock issuable upon exercise of such rights, are set forth in Exhibit F hereto.
---------

The Company has reserved at least 5,017,500 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, 2,200,000 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock, 9,000,000 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock and 4,490,003 shares of Common Stock for future issuance to employees, consultants, officers or directors upon exercise of options granted or to be granted under stock or other option plans or arrangements approved by the Board of Directors. Except as set forth in this Agreement, the Rights Agreement and those agreements set forth on Exhibit F, there are no outstanding rights,
                              ---------
options, warrants, conversion rights or agreements for the purchase or acquisition from the Company or the Subsidiary of any shares of their capital stock. Except for this Agreement, the Voting Agreement, the Rights Agreement and those agreements set forth in Exhibit F, neither the Company nor the Subsidiary
                              ---------
is a party or subject to any agreement or understanding between any persons or entities, which affects or relates to the voting or, giving of written consents with respect to any securities or the sale or issuance of any security.

          3.5  Authorization.
               -------------

               (a)  Corporate Action.  All corporate action on the part of the
                    ----------------
Company, its officers, directors and stockholders necessary for the sale and issuance of the Series C Shares, the issuance of the Common Stock issuable upon conversion of the Series C Shares, and the authorization, execution and performance of the Company's obligations hereunder and under the Rights Agreement has been taken. The Company has duly reserved an aggregate of 9,000,000 shares of Common Stock for issuance upon conversion of the Series C Shares.

               (b)  Valid Issuance.  The Series C Shares, when issued in
                    --------------
compliance with the provisions of this Agreement, and the shares of Common Stock issued upon conversion of the Series C Shares, when issued in accordance with the provisions of the Articles of Incorporation, will be validly issued, fully paid and nonassessable and will be free of any liens or other encumbrances; provided, however, that all such shares may be subject to restrictions on
--------  -------
transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Series C Shares are as set forth in the Articles of Incorporation.

          3.6  No Preemptive Rights.  No Person (as hereafter defined) has any
               --------------------
right of first refusal or any preemptive rights in connection with the issuance of the Series C Shares, the issuance of the Common Stock upon conversion of the Series C Shares, or, except as set forth in the Rights Agreement, any future issuances of any securities by the Company. In this Agreement, the term "Person" shall mean an individual, partnership, venture, limited liability company, unincorporated association, organization, syndicate, corporation, trust and trustee, executor, administrator or other legal or personal representative or any government or any agency or political subdivision thereof.

          3.7  Intellectual Property; Year 2000.
               --------------------------------

               (a)  Intellectual Property.  The Company owns legally enforceable
                    ---------------------
rights to use or is licensed to use by a Person which, to the Company's knowledge, has legally enforceable rights to license, all worldwide intellectual property, including but not limited to patents, trademarks, trade names, brand names, trade secrets, inventions, know-how, copyrights, and proprietary rights of any kind, and any registrations or applications therefor (herein "Intellectual Property Rights"), employed in the operation of or otherwise material to its business as now conducted and as currently proposed to be conducted, with no infringement or violation of or conflict with the rights of any Person respecting any Intellectual Property Rights owned by the Company or to the knowledge of the Company, respecting any Intellectual Property Rights licensed to the Company. The Company makes the foregoing representation to its knowledge with respect to patents, trademarks, trade names and brand names owned or licensed. To the knowledge of the Company, the operation of the Company's business as now conducted or as currently proposed to be conducted does not infringe, violate or conflict with any Intellectual Property Rights of any Person. There are no options, licenses, or agreements of any kind relating to the foregoing Intellectual Property Rights outside of the Company's ordinary course of business, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to Intellectual Property Rights of any Person outside of the Company's ordinary course of business. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner, licensor of, or other claimant to any Intellectual Property Rights or other intangible asset, with respect to the use thereof outside of the Company's ordinary course of business. The Company has not received any communications alleging that it has violated or, by conducting its business as currently proposed, would violate any of the Intellectual Property Rights of any Person, nor, upon due inquiry, is the Company aware of any basis for the foregoing. There are no agreements, understandings, instruments, contracts, judgments, orders, writs or decrees to which the Company is a party, or by which it or any of the Company's asset would be bound, which involve indemnification by the Company with respect to infringements or other violations of any Intellectual Property Rights other than those contained in license and distribution agreements entered into in the ordinary course of business by the Company. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby will not constitute a breach of any license or other agreement involving any Intellectual Property Rights, nor will it cause or give a right of forfeiture or termination of any such Intellectual Property Rights. The Company has made all necessary filings and recordations to protect and maintain its interest in its Intellectual Property Rights. All Company Intellectual Property Rights are valid, subsisting and enforceable. To the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Company's Intellectual Property Rights by any Person, including any employee, former employee, independent contractor or consultant of the Company. The Company has taken reasonable and practicable steps designed to safeguard and maintain the secrecy and confidentiality of, and the proprietary rights in, the Company's Intellectual Property Rights. All officers, employees and consultants of the Company having access to, or developing any Intellectual Property Rights have executed and delivered (or shall execute and deliver) an agreement regarding the protection of Company's proprietary information, and a license or assignment to the Company of all Intellectual Property Rights arising from the services performed by such persons to the extent not already provided for under applicable law. The Company has not received any notice that any current or prior officer, employee, or consultant of the Company claims or has a right to claim an ownership interest in any Company Intellectual

Property Rights as a result of having been involved in the development or licensing of any such Intellectual Property Rights while employed by or consulting to the Company.

               (b)  Year 2000.  Any software developed or owned by the Company,
                    ---------
or used in the conduct of the Company's business as presently conducted and currently as proposed to be conducted, will (i) accurately process date-related information before, during and after January 1, 2000, including accepting the date input, providing the date output, and performing calculations on dates or portions of dates; (ii) function without interruption before, during and after January 1, 2000 without any change in operation; (iii) respond to two-digit date input in a way that resolves any ambiguity as to century in a defined manner; and (iv) store and provide output date information in ways that are unambiguous as to century.

          3.8  No Conflicts.  Neither the execution and delivery of this
               ------------
Agreement, the Voting Agreement, the Rights Agreement by the Company nor the consummation of the transactions contemplated hereby or thereby, will (i) conflict with or violate the constituting documents or by-laws or resolutions of the directors or shareholders of the Company or (ii) (either with or without notice or the passage of time) conflict with, violate, result in the breach of any term of, constitute a default under, require the consent or approval of or any notice to or filing with any third party or governmental authority under, or create a lien or encumbrance on any of the shares of capital stock or the assets of the Company under, (x) any note, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its assets is bound, or (y) any law, order, rule, regulation, decree, writ, injunction, license, approval, authorization, franchise or permit of any governmental body having jurisdiction over the Company or any of its properties.

          3.9  Proprietary Agreements; Employees.  Each employee and/or
               ---------------------------------
independent contractor of the Company has executed an agreement regarding confidentiality and proprietary information, the form of which has been provided to special counsel to the Purchasers. None of its employees or independent contractors is in violation thereof, and the Company will use its best efforts to prevent such violations and to protect its rights under such agreements. To the knowledge of the Company, no employee or independent contractor of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that could interfere with the individual's ability adequately to perform the services for the Company that the Company intends the individual to perform or otherwise interfere with the use of his or her best efforts to promote the interests of the Company or that could conflict with the Company's business as conducted or as proposed to be conducted or that could prevent such employee from assigning inventions to the Company. Neither the execution nor delivery of this Agreement or the Rights Agreement, nor the carrying on of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the Company's employees or independent contractors is now obligated. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees made prior to their employment by the Company.

          3.10  Litigation, etc.  There is no action, proceeding or
                ---------------
investigation pending, or threatened, against the Company or its officers, directors or shareholders, or to the best of the Company's knowledge, against employees of the Company (or, to the best of the Company's knowledge, any basis therefor or threat thereof): (1) which might result, either individually or in the aggregate, in (a) any Material Adverse Effect, or (b) any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or (c) any material liability on the part of the Company; or (2) which questions the validity of this Agreement, the Rights Agreement, or any action taken or to be taken in connection herewith, including in each case, without limitation, actions pending or threatened involving the prior employment (whether as an employee, independent contractor or otherwise) of any of the Company's employees or independent contractors, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of the former employers of such employees or independent contractors or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          3.11  Governmental Consent.  Except for the filing of a Form D with
                --------------------
the Securities and Exchange Commission and the filing of notices required under applicable state securities laws, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution and delivery of this Agreement or the Rights Agreement; or (b) the offer, sale or issuance of the Series C Shares or the issuance of the shares of Common Stock issuable upon conversion of the Series C Shares; or (c) the obtaining of the consents, permits and waivers specified in subsection 5.1(b) hereof.

          3.12  Offering.  In reliance on the representations and warranties of
                --------
the Purchasers in Section 4 hereof, the offer, sale and issuance of the Series C Shares in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or the qualification or registration requirements of applicable blue sky laws.

          3.13  Taxes.  The Company has filed all tax returns, reports and
                -----
statements that are required to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities, except where such failure, individually or in the aggregate, to do so would not have a Material Adverse Effect upon the Company. All such tax returns, reports and statements are correct and complete in all material respects. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to
Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which individually or in the aggregate would have a Material Adverse Effect. The Company has paid or properly established reserves in accordance with GAAP (as defined below) for all income, franchise, sales, use, license, payroll, transfer and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by them on or before the Closing. There are no tax liens on any assets of Company other than liens for taxes not yet due and payable. Proper and accurate amounts have been withheld by Company from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. Company has not executed or filed with the Internal Revenue Service or any other governmental authority any agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes. No tax audits or other administrative or judicial proceedings are pending or threatened with regard to any taxes for which Company may be liable and no assessment is proposed against Company. Company does not have any obligation under any written tax sharing agreement. Company has not filed or been included in a combined, consolidated or unitary return (or substantial equivalent thereof) of any Person.

          3.14  Title.  The Company owns its property and assets free and clear
                -----
of all liens, mortgages, loans or other encumbrances except liens for current taxes and mechanic's, materialmen's and similar liens that do not individually or in the aggregate materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the Company is in compliance with such leases and holds valid leasehold interests free and clear of any liens, claims or other encumbrances.

          3.15  Material Contracts and Commitments.  All of the contracts,
                ----------------------------------
mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which (i) involve obligations of, or payments to, the Company in excess of Twenty-Five Thousand Dollars ($25,000), (ii) are between the Company and any officer, director, affiliate, consultant or employee, (iii) are not in the ordinary course of business, (iv) confer agency on any Person, (v) create or maintain joint venture, partnership or similar arrangements, (vi) license intellectual property to or from any Person or (vii) involve a sharing of profits, are set forth on the list attached hereto as Exhibit G (the "Contracts"), copies of which have been delivered to special
---------
counsel to the Purchasers. All of the Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in default under any of the Contracts.

          3.16  Financial Statements.  The Company has delivered to the
                --------------------
Purchasers the unaudited balance sheets and related statements of operation as of December 31, 1998 and for the eight month period then ended (the "Financial Statements"). The Financial Statements are in accordance with the books and records of the Company, are complete and correct, and fairly and accurately present the financial condition and operating results of the Company for the periods indicated therein, all in conformity with generally accepted accounting principles consistently applied ("GAAP"), except that the unaudited Financial Statements do not contain footnotes or reflect the interperiod adjustments required by GAAP. As of December 31, 1998, the Company did not have any liabilities, absolute, contingent, or otherwise, which in accordance with GAAP are required to be disclosed or reserved for other than as set forth in the Financial Statements. Since December 31, 1998, there has been no material adverse change in the Company's financial condition or assets. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP. As of the date of the Financial Statements, the Company had no material liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements. Since the date of the Financial Statements, the Company has not incurred any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise), except for current liabilities incurred in the ordinary course of business consistent with past practice, which liabilities are consistent with the representations and warranties contained in this Agreement. Since the date of the Financial Statements, there has been no material adverse change in the business, operations, assets, condition (financial or otherwise), liabilities, results of operations or prospects of the Company, taken as a whole, and no event has occurred which is reasonably likely to result in a Material Adverse Effect.

          3.17  Absence of Changes.  Since December 31, 1998 (a) the Company has
                ------------------
not entered into any transaction which was not in the ordinary course of business, (b) there has been no material adverse change in the condition (financial or otherwise) of the business, property, prospects, assets or liabilities of the Company other than changes in the ordinary course of its business, which changes, individually or in the aggregate, could not result in a Material Adverse Effect, (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance), which, individually or in the aggregate, has a Material Adverse Effect, (d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed, purchased or otherwise acquired any of its stock, (e) the Company has not materially changed any compensation arrangement or agreement with any of its key employees or executive officers, or materially changed the rate of pay and provision of employee benefits and prerequisites of its employees and independent contractors as a group, or granted to any employee, independent contractors or any other person, or modified in any respect, any stock options, stock appreciation right or other compensation that is based in any respect on the value of any class of equity of the Company, (f) the Company has not changed or amended any material contract by which the Company or any of its assets are bound or subject, except as contemplated by this Agreement, (g) there has been no resignation or termination of employment of any key officer, employee or independent contractor of the Company and the Company does not know of any impending resignation or termination of employment of any such officer, employee or independent contractor that if consummated could result in a Material Adverse Effect, (h) there has been no change, except in the ordinary course of business, in the contingent obligations of the Company (nor in any contingent obligation of the Company regarding any director, stockholder or key employee, officer or independent contractor of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise, (i) there have been no loans made by the Company to any of its employees, independent contractors, officers or directors other than travel advances and other similar types of advances made in the ordinary course of business and consistent with past practice and generally applicable Company policy, (j) there has been no waiver by the Company of a valuable right or of a debt owing to it, and (k) there has not been any satisfaction or discharge of any lien, claim or other encumbrance or any payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results, prospects or business of the Company.

          3.18  Outstanding Indebtedness.  The Company has no indebtedness for
                ------------------------
borrowed money which it has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which it has otherwise become liable, directly or indirectly.

          3.19  Registration Rights.  Other than as granted pursuant to the
                -------------------
Rights Agreement, the Company has not granted or agreed to grant any rights to register (as that term is defined in the Rights Agreement) securities, including piggyback registration rights, to any Person.

          3.20  Transactions with Related Parties.  In the past 12 months, (i)
                ---------------------------------
the Company has not at any time, directly or indirectly, purchased, leased or otherwise acquired any property or obtained any services from, or sold, leased or otherwise disposed of any property or furnished any services to (except in each case with respect to remuneration for services rendered as a director, officer or employee of Company), in the ordinary course of business or otherwise, any shareholder, any family member of any shareholder or any other Person (other than the Company) that, directly or indirectly, alone or together with others, controls, is controlled by or is under common control with the Company or any shareholder or any family member of any shareholder (the Persons listed in this clause (i) being referred to herein collectively as "Affiliated Persons" and individually as an "Affiliated Person"); (ii) the Company does not owe any amount to any Affiliated Person; and (iii) no Affiliated Person owes any amount to the Company and no part of the property or assets of any Affiliated Person is used by the Company in the conduct or operation of its business.

          3.21  Certain Transactions.  The Company is not indebted, directly or
                --------------------
indirectly, to any Affiliated Person, in any amount whatsoever; and no Affiliated Person is indebted to the Company or has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship. No such Affiliated Person is, directly or indirectly, interested in any contract with the Company (other than bona fide employment agreements, copies of which have been previously delivered to special counsel to Purchasers). The Company is not guarantor or indemnitor of any indebtedness of any Person.

          3.22  Accounts Receivable.  All accounts receivable of the Company as
                -------------------
shown on the balance sheet as of December 31, 1998 and all such receivables which have arisen thereafter are collectible in the ordinary course of business by the Company, net of reserves for bad debts shown on such balance sheet, and, as to the period after December 31, 1998, net of reserves established consistent with prior practice in amount and nature.

          3.23  Corporate Documents; Minute Books.  The Bylaws of the Company
                ---------------------------------
are in the form previously provided to special counsel to the Purchasers. The minute books of the Company previously provided to special counsel to the Purchasers contain a complete summary of all meetings of directors and stockholders since the time of incorporation of the Company.

          3.24  Employee Benefit Plans and Employment Matters.
                ---------------------------------------------

                (a) Except as listed on the Schedule of Exceptions, there are no Employee Benefit Plans. "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA") and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former officer, employee or consultant (or to any dependent or beneficiary thereof), of the Company or any ERISA Affiliate, which are now, or within the last three (3) years were maintained, by the Company or any ERISA Affiliate, or under which the Company or any ERISA Affiliate has or had any obligation to contribute or under which the Company or any ERISA Affiliate has or could have any liability, whether actual or contingent (including any liability arising out of an indemnification guarantee, hold-harmless or similar agreement), including, without limitation, all employee pension, profit-sharing, savings, retirement, incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medial, disability, life, accident or other insurance, stock purchase, stock option, stock appreciation right, phantom stock, restricted stock or other equity-based compensation plans, and any other plans, policies, programs, practices or arrangements. "ERISA Affiliate" means any entity (whether or not incorporated) other than the Company that, together with the Company, is or was a member of a controlled group of corporations within the meaning of Section 414(b) of the Code, of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code, or in the case of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA of an affiliated service group within the meaning of Section 414(m) of the Code.

     All Employee Benefit plans comply in all material respects with and are and have been operated in material accordance with each applicable provision of ERISA, the Code, other federal statutes, state law and the regulations and rules promulgated pursuant thereto or in connection therewith. Each Plan which is a group health plan (within the meaning of Section 5000(b)(1) of the Code) complies with and has been maintained and operated in accordance with each of the requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

     With respect to the Employee Benefit plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves on the financial statements or books of the Company.

          3.25      Environmental Protection.
                    ------------------------

                (a) The Company is in compliance with Environmental Laws and the Company has obtained and is in compliance with all necessary permits, licenses, approvals and authorizations required under applicable Environmental Laws, except for such noncompliance which would not have, or could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

                (b) The Company has not, and to its knowledge, no third party has released Hazardous Materials at, from, on, in, to or under any of the properties or assets owned, leased or operated (or formerly owned or operated) by the Company, and there are no underground storage tanks, polychlorinated biphenyl-containing equipment or asbestos-containing material at any of the properties or assets owned, leased or operated (or formerly owned or operated) by the Company.

                (c) There are no past, pending or, to the Company's knowledge, threatened, claims, notices of violation, investigations, litigation, administrative proceedings, orders, judgments against the Company relating to Hazardous Materials, Environmental Laws or relating to any other location where Hazardous Materials from the Company, or to the knowledge of the Company, any of its predecessors have been transported, stored, handled, disposed, treated or have otherwise come to be located ("Environmental Claims") and the Company is not aware of any facts, events, conditions or circumstances which could reasonably be expected to form the basis of any Environmental Claims against the Company.

     In this Agreement, the term "Environmental Laws" shall mean any and all federal, state, local and foreign, civil and criminal laws, statutes, rules, ordinances, codes, regulations, permits relating to the protection of health and the environment, worker health and safety and or governing the use, handling, storage, discharge or disposal of Hazardous Material, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, 42 USC (S) 9601 et. seq., the Resource Conservation and Recovery Act, 42 USC (S)
             --  ---
6901 et. seq., the Occupational Health and Safety Act, 29 USC (S) 651 et. seq.,
     --  ---                                                          --  ---
and the state analogues thereto, all as amended or superseded from time to time; and the term "Hazardous Materials" shall mean petroleum and petroleum products, radioactive materials, asbestos-containing materials, radon, lead-based paint, polychlorinated biphenyls, pesticides and any other chemicals, substances, wastes or materials defined, listed or regulated by any Environmental Law.

          3.26  Insurance.  The Company has in full force and effect fire and
                ---------
casualty insurance policies, and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          3.27  Labor Agreements and Actions.  To the knowledge of the Company,
                ----------------------------
no officer, key employee or independent contractor intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees and to the terms of employment agreements listed on the Schedule of Exceptions, the employment of each officer and employee of the Company is terminable at the will of the Company.

          3.28  Section 83(b) Elections.  To the knowledge of the Company, no
                -----------------------
elections and notices pursuant to Section 83(b) of the Code and any analogous provisions of applicable state tax laws have been filed by individuals who have purchased or been granted shares of the Company's Common Stock.

          3.29  Disclosure.  No representation or warranty by the Company in
                ----------
this Agreement, or in any document or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading.

     4.   Representations and Warranties of Purchasers and Restrictions on
          ----------------------------------------------------------------
          Transfer Imposed by the Securities Act.
          --------------------------------------

          4.1  Representations and Warranties of the Purchasers.  Each
               ------------------------------------------------
Purchaser, severally and not jointly, represents and warrants to the Company as follows:

               (a)  Legal Representation.  Purchasers hereby acknowledges that
                    --------------------
Skadden, Arps, Slate, Meagher & Flom LLP is not counsel to and does not represent the Purchasers in the transactions contemplated by this Agreement.

               (b)  Investment Intent.  This Agreement is made with Purchaser in
                    -----------------
reliance upon Purchaser's representation to the Company, evidenced by such Purchaser's execution of this Agreement, that Purchaser is acquiring the Series C Shares and the Common Stock issuable upon conversion of Series C Shares (collectively the "Securities") for investment for Purchaser's own account, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

               (c)  Authority.  Purchaser has the full right, power and
                    ---------
authority to enter into and perform this Agreement and the Rights Agreement. This Agreement and the Rights Agreement constitute or will constitute the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) general principles of equity.

               (d)  Series C Shares Not Registered.  Purchaser understands and
                    ------------------------------
acknowledges that the offering of the Series C Shares pursuant to this Agreement will not be registered under the Securities Act or qualified under applicable blue sky laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualifications available under applicable blue sky laws, and that the Company's reliance upon such exemptions is predicated upon Purchaser's representations set forth in this Agreement. Purchaser acknowledges and understands that the Securities must be held until the Securities are registered under the Securities Act and/or qualified under applicable blue sky laws or an exemption from such registration and/or such qualification is available.

               (e)  No Transfer.  Purchaser covenants that in no event will
                    -----------
Purchaser dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Securities Act, in compliance with Rule 144 promulgated under the Securities Act or in compliance with another exemption from applicable securities laws) unless and until, if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and other applicable state, local or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

               (f)  Permitted Transfers.  Notwithstanding the provisions of
                    -------------------
subsection (d) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser which is a partnership to a partner of such partnership or a former partner of such partnership who leaves such partnership after the date hereof (including, but not limited to, transfers to partners or limited partners of freely tradeable publicly traded stock in lieu of cash and transfers pursuant to co-investment rights of limited partners), or to the estate of any such partner or former partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement to the same extent as if he were an original Purchaser hereunder.

               (g)  Knowledge and Experience.  Purchaser (i) has such knowledge
                    ------------------------
and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Securities;
(ii) has the ability to bear the economic risks of Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as Purchaser has considered necessary to make a determination as to the purchase of the Securities together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by Purchaser satisfactorily answered by the Company; and
(v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

               (h)  Accredited Investor.  Purchaser is an "accredited investor"
                    -------------------
as that term is defined in Rule 501(a) under the Securities Act.

          4.2  Legends.  Each certificate representing the Securities may be
               -------
endorsed with the following legends:

               (a)  Federal Legend.  THE SECURITIES REPRESENTED BY THIS
                    --------------
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR
(iii) PURSUANT TO AN OPINION OF COUNSEL, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

               (b)  Other Legends.  Any other legends required by applicable
                    -------------
state blue sky laws.

The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

          4.3  Removal of Legend and Transfer Restrictions.  Any legend endorsed
               -------------------------------------------
on a certificate pursuant to subsection 4.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k), or to the reasonable satisfaction of the Company, the proposed transfer is in accordance with or exemption from federal and state accounting laws.

     5.   Conditions to Closing.
          ---------------------

          5.1  Conditions to Purchasers' Obligations.  The obligation of each
               -------------------------------------
Purchaser to purchase the Series C Shares at the Closing is subject to the fulfillment to Purchaser's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by Purchaser:

               (a)  Representations and Warranties Correct; Performance of
                    --------------------------------------- --------------
Obligations.  The representations and warranties made by the Company in Section
-----------
3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b)  Consents and Waivers.  The Company shall have obtained any
                    --------------------
and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, the Voting Agreement and the Rights Agreement.

               (c)  Rights Agreement.  The Company, Purchasers and the holders
                    ----------------
of two-thirds of the Company's Preferred Stock outstanding immediately prior to the Closing shall have executed the Rights Agreement.

               (d)  Voting Agreement.  The Company, Purchasers and the holders
                    ----------------
of two-thirds of the Company's Preferred Stock outstanding immediately prior to the Closing shall have executed the Voting Agreement.

               (e)  Compliance Certificate.  The Company shall have delivered a
                    ----------------------
certificate, executed on behalf of the Company by its President, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 5.1.

               (f)  Secretary's Certificate.  The Company shall have delivered a
                    -----------------------
certificate, executed on behalf of the Company by the Secretary, dated as of the Closing Date, certifying the Board of Directors and shareholders resolutions approving this Agreement, the Rights Agreement, the Voting Agreement and the issuance of the Series C Shares, the reservation of the underlying Common Stock and certifying the current versions of the Articles of Incorporation and Bylaws and the composition of the Board of Directors of the Company upon Closing.

               (g)  Opinion of Counsel.  Purchasers shall have received an
                    ------------------
opinion from Gray Cary Ware & Freidenrich LLP, satisfactory in form to special counsel for Purchasers, substantially in the form attached hereto as Exhibit H.
                                                                     ---------

               (h)  Small Business Administration.  The Company shall have
                    -----------------------------
furnished to each Purchaser that is an SBIC all forms which such Purchaser shall have informed the Company are required by the Small Business Administration in connection with the transactions contemplated hereby, including without limitation, a Size Status Declaration on SBA Form 480, an Assurance of Compliance on SBA Form 652, a Portfolio Financing Report on Form 1031 and an SBA Sideletter, which forms shall be in proper form for filing with the Small Business Administration.

          5.2  Conditions to Obligations of the Company.  The Company's
               ----------------------------------------
obligation to sell and issue the Series C Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

               (a)  Representations and Warranties Correct.  The representations
                    --------------------------------------
and warranties made by Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

     6.   Affirmative Covenants of the Company.  The Company hereby covenants
          ------------------------------------
and agrees as follows:

          6.1  Director and Officer Liability Insurance.  Prior to completion of
               ----------------------------------------
an underwritten public offering by the Company pursuant to the Securities Act, the Company shall obtain liability insurance for the Company's directors and officers in a form acceptable to the Company's Board of Directors.

          6.2  Financial Information.  Until the first to occur of (i) the date
               ---------------------
on which the Company is required to file a report pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (ii) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (iii) shares of the Common Stock of the Company are listed on a national securities exchange registered under Section 6 of the Exchange Act, the Company will furnish to each
Purchaser:

               (a) so long as Purchaser or its affiliates own any of the Series C Shares or Common Stock issued upon conversion of the Series C Shares, as soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company; and

               (b) so long as Purchaser continues to hold any of the Series C Shares or Common Stock issued upon conversion of the Series C Shares, as soon as practicable after the end of each fiscal quarter, and in any event within 45 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal quarter, and consolidated statements of operations and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such quarter, prepared in accordance with GAAP (except for required footnotes), all in reasonable detail, subject to changes resulting from year-end audit adjustments and inter-period allocations; and

               (c) so long as the Purchaser continues to hold at least 100,000 of the Series C Shares (as adjusted for stock splits, combinations, dividends, distributions or recapitalizations or the like), as soon as practicable after the end of each month and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month and consolidated statements of income and cash flow statements, for such month and for the current fiscal year to date, prepared in accordance with GAAP (except for required footnotes), all in reasonable detail, subject to changes resulting from year-end audit adjustments and inter-period allocations; and

               (d) so long as Purchaser continues to hold at least 100,000 of the Series C Shares (as adjusted for stock splits, combinations, dividends, distributions or recapitalizations or the like), as soon as practicable and in any event no later than 30 days before the end of the fiscal year, an annual budget (consisting of projected income statements and projected cash flow statements reported on a monthly basis) for the subsequent fiscal year.

          6.3  Indemnity.  The Company agrees to indemnify and hold harmless
               ---------
each Purchaser, its respective affiliates, officers, directors and employees (collectively, the "Indemnified Parties") from and against any liabilities,
                    -------------------
obligations, losses, damages, amounts paid in settlement, penalties, actions, judgments, fines, suits, claims, costs, reasonable attorneys' fees, reasonable costs of investigation, expenses and disbursements of any kind ("Losses") which
                                                                 ------
may be imposed upon, incurred by or asserted against any Indemnified Party in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreement by the Company contained herein, in the Rights Agreement, the Voting Agreement, or in any certificate or document delivered pursuant hereto. The Company shall also advance expenses as incurred to the fullest extent permitted under applicable law; provided, however, that the Indemnified Party provides an undertaking to repay such advances to the Company if it is ultimately determined that such Indemnified Party is not entitled to indemnification. The Purchasers and the Company will cooperate in the defense of any such matter. Notwithstanding anything to the contrary contained in this Agreement, the amount to which any Indemnified Party shall be entitled pursuant to this Section 6.1 shall be limited to the Losses actually sustained by such Indemnified Party, net of any tax benefits derived by such Indemnified Party in respect of such Losses.

          6.4  Indemnification Procedures.  Any Indemnified Party seeking
               --------------------------
indemnification pursuant to Section 6.3 with respect to a claim, action, suit or proceeding by a Person who is not an Indemnified Party shall give prompt written notice to the Company of the assertion of any claim, or the commencement of any action, suit or proceeding, in respect of which indemnity may be sought hereunder, provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder unless such failure shall prejudice in any material respect the Company's ability to defend such claim, action, suit or proceeding. The Company shall have the right to assume the defense of any such action, suit or proceeding at its expense; provided, however, that if the Company shall elect not to assume the defense of any such action, suit or proceeding, or fails to make such an election within twenty (20) days after it receives such notice pursuant to the first sentence of this
Section 6.4, the Indemnified Party may assume such defense with counsel of its choice and at the expense of the Company and shall defend such claim, action, suit or proceeding diligently and in good faith. The Indemnified Party shall have the right to participate in (but not control) the defense of an action, suit or proceeding defended by the Company hereunder and to retain its own counsel in connection with such action, suit or proceeding, but the fees and expenses of such counsel shall be at the Indemnified Party's expense; provided, however, that the Company shall bear the expenses as incurred of counsel to the Indemnified Party if (i) the Company and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action, suit or proceeding (including impleaded parties) include the Company and the Indemnified Party, and representation of the Company and the Indemnified Party by the same counsel would, in the reasonable opinion of counsel to the Indemnified Party, create a conflict; provided further that, unless otherwise agreed by the Company, if the Company is obligated to pay the fees and expenses of such counsel, the Company shall be obligated to pay only the fees and expenses associated with one attorney or law firm, as applicable, for the Indemnified Party, as well as the fees and expenses associated with local counsel. The Company shall not be liable under Section 6.3 for any settlement effected without its written consent, which consent will not be unreasonably withheld or delayed, of any claim, action, suit or proceeding in respect of which indemnity may be sought hereunder.

          6.5  Inspection.  Until the first to occur of (i) the date on which
               ----------
the Company is required to file a report pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (ii) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (iii) shares of the Common Stock of the Company are listed on a national securities exchange registered under Section 6 of the Exchange Act, the Company shall permit Purchaser, at Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the

Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 6.5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless and until such Purchaser executes a confidentiality/non-disclosure agreement reasonably acceptable to both parties.

          6.6  Executive Search.  The Company will use its best efforts to hire
               ----------------
(i) a chief financial officer within 60 days following the Closing Date and (ii) a chief operating officer within 180 days of the Closing Date.

          6.7  Certain Transactions.  Until the first to occur of (i) the date
               --------------------
on which the Company is required to file a report pursuant to Section 13(a) of the Exchange Act by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (ii) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (iii) shares of the Common Stock of the Company are listed on a national securities exchange registered under Section 6 of the Exchange Act, the Company will not enter into a contract or other transaction between the Company and one or more of its directors or officers or any corporation or other entity in which such directors or officers have a material financial interest unless such contract or transaction has been approved in accordance with the procedures required for approval of a contract or transaction between the Company and one or more of its directors pursuant to
Section 310 of the General Corporation Law of the State of California.

     7.   Miscellaneous.
          -------------

          7.1  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          7.2  Survival.  The representations, warranties, covenants and
               --------
agreements made herein shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by Purchasers. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

          7.3  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          7.4  Entire Agreement.  This Agreement and the other documents
               ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

          7.5  Notices, etc.  All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be delivered personally, mailed by registered or certified mail, postage prepaid, return or receipt requested, or delivered by courier, addressed (a) if to Purchaser, at Purchaser's address set forth on Exhibit A, or at such other address as Purchaser shall have furnished to the Company in writing or (b) if to the Company, at 706 Mission Street, 2nd Floor, San Francisco, CA 94103, or at such other address as the Company shall have furnished to Purchasers in writing. Notices that are mailed shall be deemed to have been given five days after deposit in the United States mail and notices delivered by courier or personally shall be deemed to have been given upon delivery to the recipient's address.

          7.6  Severability.  In case any provision of this Agreement shall be
               ------------
found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          7.7  Finder's Fees and Other Fees.
               ----------------------------

               (a) The Company (i) represents and warrants that it has retained no finder or broker other than Daiwa Securities America Inc. in connection with the transactions contemplated by this Agreement and, (ii) hereby agrees to indemnify and to hold Purchasers harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm other than Daiwa Securities America Inc. (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.

               (b) Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its employees or representatives, are responsible.

          7.8  Expenses.  The Company and Purchasers shall each bear their own
               --------
expenses and legal fees in connection with the consummation of this transaction; provided, however, that the Company will pay the reasonable, documented fees and
--------  -------
disbursements up to an aggregate of $20,000 of special legal counsel for Constellation Ventures and up to an aggregate of $5,000 of special legal counsel for Wasserstein Adelson Ventures, L.P. in connection with the transaction contemplated by this Agreement.

          7.9  Titles and Subtitles.  The titles of the sections and subsections
               --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.10 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.11  Delays or Omissions.  No delay or omission to exercise any
                -------------------
right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

          7.12  Waivers and Amendments.  With the written consent of the holders
                ----------------------
of more than two-thirds of the Series C Shares (including any shares of Common Stock obtained upon conversion of the Series C Shares), the obligations of the Company and the rights of the holders of the Series C Shares under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Upon the effectuation of each such waiver, consent or agreement of amendment or modification the Company shall promptly give written notice thereof to the record holders of the Series C Shares who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 7.12.



                 [REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                    COMPANY:

                                    SALON INTERNET, INC.


                                    By: /s/ Michael O'Donnell
                                       ------------------------------
                                       Michael O'Donnell, President

                         COUNTERPART SIGNATURE PAGE TO
                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT


PURCHASER:

If the Purchaser is an Entity:


Authorized Signatory
--------------------------------
Print Name of Purchaser


By: /s/ Authorized Signatory
   -----------------------------
          Signature

Title: Title
      --------------------------



If the Purchaser is an Individual:



/s/ Authorized Signatory
--------------------------------
          Signature


             Name
--------------------------------
          Print Name

                               LIST OF EXHIBITS
                               ----------------


Exhibit A - Schedule of Purchasers
Exhibit B - Articles of Incorporation
Exhibit C - Schedule of Exceptions
Exhibit D - Rights Agreement
Exhibit E - Voting Agreement
Exhibit F - Shareholder and Optionholder List
Exhibit G - Material Contracts
Exhibit H - Form of Opinion of Gray Cary Ware & Freidenrich LLP

                                   EXHIBIT A
                                   ---------

                            SCHEDULE OF PURCHASERS

                                   EXHIBIT B
                                   ---------

                           ARTICLES OF INCORPORATION

                                   EXHIBIT C
                                   ---------

                            SCHEDULE OF EXCEPTIONS

                                   EXHIBIT D
                                   ---------

                               RIGHTS AGREEMENT

                                   EXHIBIT E
                                   ---------

                               VOTING AGREEMENT

                                   EXHIBIT F
                                   ---------

                       STOCKHOLDER AND OPTIONHOLDER LIST

                                   EXHIBIT G
                                   ---------

                          LIST OF MATERIAL CONTRACTS

                                   EXHIBIT H
                                   ---------

                             FORM OF LEGAL OPINION